United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                         Date of Report: April 25, 2000

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                     175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105

Item 5.   Other Events

Attached as exhibits are a press release issued by SBC Communications Inc. on April 25, 2000 announcing first quarter earnings for 2000 and unaudited pro forma condensed financial statements and notes thereto displaying the effect of the wireless joint venture with BellSouth on the financial statements of SBC.

Item 7.    Financial Statements and Exhibits

99-a April 25, 2000 Press Release-SBC First-Quarter EPS Grows 14.3% to $0.56 Compared with $0.49 a Year Ago, Before One-Time Items

99-b    SBC Communications Inc. Unaudited Pro Forma Condensed Financial
        Statements

                                  EXHIBIT INDEX

Exhibit Number

99-a April 25, 2000 Press Release-SBC First-Quarter EPS Grows 14.3% to $0.56 Compared with $0.49 a Year Ago, Before One-Time Items

99-b    SBC Communications Inc. Unaudited Pro Forma Condensed Financial
        Statements

                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SBC Communications Inc.



                                                  /s/ Robert B. Pickering
                                                 -----------------------------
                                                  Robert B. Pickering
                                                  Senior Vice President-Finance
                                                   (Corporate)



April 25, 2000